UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

August 24, 2015

Date of Report (Date of earliest event reported)

OWENS-ILLINOIS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	33-13061 (Commission File Number)	34-1559348 (I.R.S. Employer Identification Number)

One Michael Owens Way Perrysburg, Ohio (Address of principal executive offices)	43551-2999 (Zip Code)

(567) 336-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On August 24, 2015, Owens-Brockway Glass Container Inc. (“OBGC”), a Delaware corporation and an indirect wholly-owned subsidiary of Owens-Illinois Group, Inc. (the “Company”), completed a private offering of $700,000,000 5.875% Senior Notes due 2023 (the “2023 Senior Notes”) and $300,000,000 6.375% Senior Notes due 2025 (the “2025 Senior Notes” and, together with the 2023 Notes, the “Senior Notes”).  The Senior Notes were offered and sold to the initial purchasers in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”).  The initial purchasers then sold the Senior Notes to qualified institutional buyers in reliance on Rule 144A under the Securities Act and to certain non-U.S. persons in transactions outside of the United States in reliance on Regulation S under the Securities Act.  The Senior Notes are governed by an Indenture dated as of August 24, 2015, by and among OBGC, the guarantors party thereto, including the Company, and U.S. Bank National Association, as trustee.

The description in this Current Report of the Senior Notes and the Indenture is not intended to be a complete description of those documents and is qualified in its entirety by the full text of the Indenture, including the form of 2023 Senior Notes and the form of 2025 Senior Notes contained therein, which is attached as an exhibit to and incorporated by reference in this Current Report.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this report is incorporated in this Item 2.03 by reference.

Item 9.01.                                        Financial Statements and Exhibits

(c)                                                                                  Exhibits.

Exhibit
No.	Description
4.1

Indenture dated as of August 24, 2015, by and among Owens-Brockway Glass Container Inc., the guarantors party thereto and U.S. Bank National Association, as trustee, including the form of 2023 Senior Notes and the form of 2025 Senior Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS-ILLINOIS GROUP, INC.

Date: August 24, 2015	By:	/s/ John A. Haudrich
	Name:	John A. Haudrich
	Title:	Vice President and Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description
4.1

Indenture dated as of August 24, 2015, by and among Owens-Brockway Glass Container Inc., the guarantors party thereto and U.S. Bank National Association, as trustee, including the form of 2023 Senior Notes and the form of 2025 Senior Notes.